UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2026

TRANSGLOBAL MANAGEMENT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-54163	26-2091212
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

7901 4th Street North, Suite 4887 St. Petersburg, Florida	33702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 351-3021

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 20, 2026, Transglobal Management Group, Inc., a Florida corporation (hereafter, the “Company”) entered into a Share Exchange Agreement (the “Agreement”) to acquire all of the outstanding shares of Continuum Software Technologies, Inc., a Wyoming corporation (hereafter, “CSTI”), in exchange for 50,645,000 shares of common stock (the “TMGI Common Stock”) of the Company (such transaction is hereafter referred to as the “Acquisition”). CSTI possesses a cloud-based, all-in-one golf management software platform (the “CSTI Platform”) built and designed from the suggestions of golf course operators themselves. The CSTI Platform can be offered to public golf courses, municipalities, and multi-course operators. The CSTI Platform unifies tee sheet management, retail, food-and-beverage point-of-sale, integrated payments, waitlist automation, marketing tools, identity verification, reporting, and a suite of modern hardware solutions. TMGI’s Acquisition of CSTI and the CSTI Platform will allow TMGI to market this technology to large golf operators in the United States. The Agreement is attached hereto as Exhibit 10.1.

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 20, 2026, the Company completed the Acquisition as described in Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities

On March 20, 2026, the Company issued the TMGI Common Stock to the shareholders of CSTI in connection with the Acquisition described in Item 1.01 above. Each of the shareholders of CSTI are either “accredited investors” as defined pursuant to Rule 501 of Regulation D or have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of receiving the TMGI Common Stock. No solicitation was made and no underwriting discounts were given or paid in connection with this transaction. The Company believes that the issuance of the TMGI Common Stock in connection with the Acquisition was exempt from registration with the Securities and Exchange Commission pursuant to Section 4(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	Share Exchange Agreement between Transglobal Management Group, Inc. and Continuum Software Technologies, Inc. date March 20, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transglobal Management Group, Inc.

Date: May 27, 2026	By: /s/ Kelly L. Kirchhoff
Kelly L. Kirchhoff
Chief Executive Officer

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